UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876

Templeton China World Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/13___

Item 1. Reports to Stockholders.

AUGUST 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

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INTERNATIONAL

Templeton China World Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton China World Fund

Your Fund’s Goal and Main Investments: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of “China companies,” as defined in the Fund’s prospectus.

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 2013.

Economic and Market Overview

China’s economy moderated in the first half of 2013, with gross domestic product growing an estimated 7.6% year-over-year, compared with 7.9% in 2012’s fourth quarter.1 Key reasons for the moderation in growth included weak industrial production, investment and export growth. In contrast, domestic consumption remained a major growth driver. The economy showed signs of improvement near period-end, as August industrial production and export growth exceeded market expectations and the manufacturing sector stabilized. Additionally, retail sales growth recovered from the period low reached at the beginning of 2013 and ended the period strongly. China completed its once-a-decade leadership transition in March with the appointment of Xi Jinping as president and Li Keqiang as premier. The new government continued efforts to make China’s economy more consumer driven and to expand the country’s trade, investment and economic relations with its global partners.

The performance of Chinese and other emerging market stocks appeared to be driven less by economic growth and more by fiscal and monetary policies in major economies. Markets began on a positive note in September 2012 as China launched a fiscal stimulus package, the European Central Bank outlined an unlimited bond-buying program and the U.S. Federal Reserve Board (Fed) announced a third round of quantitative easing. Chinese stocks reached a period high in January 2013 after the Bank of Japan (BOJ) announced it would switch to an open-ended asset purchase program in 2014.

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

However, market volatility increased in February and March as investors grew concerned about the People’s Bank of China’s (PBOC’s) liquidity tightening measures, an inconclusive Italian election, and Cyprus’s financial crisis and its potential impact on the eurozone. Volatility subsided for a brief period as Cyprus’s banks received a late bailout and the BOJ announced an unprecedented stimulus plan and affirmed its commitment to open-ended asset purchases. Fears that the Fed might taper its quantitative easing program and tighten monetary policy earlier than expected, combined with a sharp correction in Japanese government bond yields, prompted profit taking in Chinese and other emerging market stocks, bonds and currencies in May and June. Additionally, commodity prices declined as the U.S. dollar rose. Further contributing to global financial market volatility was the PBOC’s initial indication it would not intervene in the interbank market after a sharp spike in a key lending rate caused investors to worry about the stability of China’s banking sector.

Investor sentiment improved in the last week of June, and Chinese and emerging market stock prices rebounded after the PBOC intervened to calm China’s inter-bank market, positive economic reports helped stabilize Japanese government bond yields, and several Fed members reassured investors the Fed’s accommodative monetary policy would continue. Additionally, in July the PBOC removed the lower limit on commercial bank lending rates in an effort to help companies lower financing costs and improve capital allocation. Although emerging market stocks overall declined again in August amid concerns about tensions in Syria and the Fed’s plan to taper its quantitative easing program, Chinese stocks performed well as a result of encouraging economic reports. For the 12 months ended August 31, 2013, Greater China stocks, as measured by the MSCI Golden Dragon Index, generated a +13.83% total return, with all three countries in the index posting double-digit gains.2 The MSCI Hong Kong Index produced a +15.73% total return for the 12-month reporting period, compared with +14.41% for the MSCI China Index and +11.44% for the MSCI Taiwan Index.2

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to construct an action list from which we make our buy decisions. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

For the 12 months ended August 31, 2013, Templeton China World Fund –Class A delivered a +7.22% cumulative total return. In comparison, the MSCI Golden Dragon Index generated a +13.83% cumulative total return for the same period.2 Also for comparison, the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFC) China Index, which measures Chinese stock market performance, produced a +17.89% total return for the same period.3

In line with our long-term investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary beginning on page 9. For example, for the 10-year period ended August 31, 2013, the Fund’s Class A shares delivered a +227.59% cumulative total return, compared with the MSCI Golden Dragon Index’s +160.56% cumulative total return for the same period.4 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Great Wall Motor, one of China’s largest automobile exporters and largest pickup truck and sport utility vehicle (SUV) manufacturers; TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest integrated circuit foundry; and CNOOC, one of China’s largest oil and gas exploration and production companies.

3. Source: © 2013 Morningstar. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard &
Poor’s Financial Services LLC.
4. Source: © 2013 Morningstar. As of 8/31/13, the Fund’s Class A 10-year average annual total return not including sales charges was +12.60%, compared with a 10-year average annual total return of +10.05% for the MSCI Golden Dragon Index.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 5

Top 10 Equity Holdings
8/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Dairy Farm International Holdings Ltd.	9.5%
Food & Staples Retailing, Hong Kong
CNOOC Ltd.	7.4%
Oil, Gas & Consumable Fuels, China
Sinopec (China Petroleum and
Chemical Corp., H)	7.2%
Oil, Gas & Consumable Fuels, China
TSMC (Taiwan Semiconductor
Manufacturing Co. Ltd.)	6.1%
Semiconductors & Semiconductor
Equipment, Taiwan
China Mobile Ltd.	5.3%
Wireless Telecommunication Services,
China
Great Wall Motor Co. Ltd., H	4.4%
Automobiles, China
PetroChina Co. Ltd., H	4.1%
Oil, Gas & Consumable Fuels, China
China Construction Bank Corp., H	3.3%
Commercial Banks, China
Cheung Kong Infrastructure Holdings Ltd.	2.5%
Electric Utilities, Hong Kong
Bank of China Ltd., H	2.3%
Commercial Banks, China

Great Wall Motor focuses on manufacturing and selling pick-up trucks and SUVs in China and has vast sales networks in its major export regions and countries, which include Europe, Central and South America, the Middle East, Asia, Russia and Australia. Its share price rose as the company generated strong sales and profit growth, driven by well-received new SUV, sedan and pickup models and robust exports. As the leader in compact SUVs, the fastest growing segment in the SUV market, Great Wall Motor, in our view, is well positioned to potentially benefit from China’s strong demand growth for automobiles, especially SUVs.

TSMC continued to generate robust earnings growth, driven by strong demand for mobile devices such as smartphones and tablet computers, as well as clients’ faster-than-expected adoption of more energy-efficient, high-performance manufacturing methods. Reports of a significant deal to provide microchips for Apple’s iPhones and iPads also boosted TSMC’s stock price. With a global market share of 45% among foundries and leadership in new technology implementation, TSMC, in our assessment, is well positioned to potentially benefit from strong global demand growth.

CNOOC has an exclusive right to explore, develop and produce China’s offshore oil resources and therefore avoids direct competition with other major oil and gas companies in the country. Its share price rose as the company reported stronger-than-expected first-half 2013 earnings results, with a recovery in production offsetting the negative effects of higher costs and lower crude oil prices, and announced it was on track to meet its full-year 2013 target for oil and gas output.

In contrast, key detractors from the Fund’s absolute performance included Yanzhou Coal Mining, one of China’s leading coal producers; Dairy Farm International Holdings, a Hong Kong-based pan-Asian retailer whose core businesses consist of supermarkets, hypermarkets (department store and grocery market), health and beauty stores, convenience stores and home furnishing stores; and China Foods, a major food and beverage company with leading wine, food and confectionery brands, as well as a strategic partnership with Coca-Cola for bottling, sale and distribution of Coca-Cola products.

Yanzhou Coal Mining’s share price declined as investors worried about a prolonged Chinese economic slowdown and as weak domestic and overseas demand resulted in disappointing sales volume. The company reported worse-than-expected first-half 2013 earnings results because of exchange-rate

6 | Annual Report

losses, larger-than-estimated writedowns on the value of some mines and declining coal prices. Investor concerns about the short-term direction of coal prices as power stations’ inventories increased further pressured the company’s share price.

Dairy Farm International reported weaker-than-expected first-half 2013 earnings as rising competition and higher costs of doing business in Malaysia and Singapore pressured margins and overshadowed the company’s strong performance in Hong Kong. The company’s turnaround measures in Malaysia and Singapore showed encouraging sales results, but management expected margin pressure to continue through 2013. In our long-term view, the company remained a favorable investment because its exposure to fast growing markets such as China, Vietnam and India positioned it well to potentially benefit from Asia’s economic recovery, rising personal income and higher consumer demand.

China Foods’ share price declined as the company’s wine business lagged largely because of fierce competition and the government’s strict spending controls. The company indicated that its newly launched lower-priced wine could help improve mass market sales.

During the reporting period, our continued search for investments we considered to be attractively valued led us to increase the Fund’s holdings in wireless telecommunication services and construction materials companies and to initiate positions in gas utilities and health care providers and services companies. Key purchases included additional shares of China Mobile, one of China’s leading mobile services providers, and new positions in Anhui Conch Cement, one of China’s largest cement producers, and ENN Energy Holdings, one of China’s largest clean energy distributors.

Conversely, we undertook some sales as we sought to take advantage of opportunities we considered to be more attractively valued within our investment universe and as we raised funds for redemptions and income and capital gain distributions. We conducted sales largely in commercial banks; industrial conglomerates; oil, gas and consumable fuels; computers and peripherals; metals and mining; and food and staples retailing companies. Key sales included reduction of the Fund’s holdings in Yanzhou Coal Mining; Bank of China, one of China’s principal commercial banks; and Jiangxi Copper, one of China’s biggest copper producers. In addition, we trimmed our position in Dairy Farm International to reduce concentration in the Fund’s top holding.

Annual Report | 7

Thank you for your continued participation in Templeton China World Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reli-
able, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TCWAX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.69	$35.78	$34.09
Distributions (9/1/12–8/31/13)
Dividend Income	$0.6506
Long-Term Capital Gain	$0.1813
Total	$0.8319
Class C (Symbol: TCWCX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.75	$35.30	$33.55
Distributions (9/1/12–8/31/13)
Dividend Income	$0.2737
Long-Term Capital Gain	$0.1813
Total	$0.4550
Class R6 (Symbol: FCWRX)			Change	8/31/13	5/1/13
Net Asset Value (NAV)		-$	2.11	$36.03	$38.14
Advisor Class (Symbol: TACWX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.68	$36.01	$34.33
Distributions (9/1/12–8/31/13)
Dividend Income	$0.7992
Long-Term Capital Gain	$0.1813
Total	$0.9805

Annual Report | 9

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-ment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	7.22%	+	25.82%	+	227.59%
Average Annual Total Return[2]		+	1.05%	+	3.47%	+	11.93%
Value of $10,000 Investment[3]			$10,105		$11,859		$30,875
Avg. Ann. Total Return (9/30/13)[4]			-0.23%	+	8.03%	+	12.42%
Total Annual Operating Expenses[5]	1.87%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	6.50%	+	21.51%	+	206.42%
Average Annual Total Return[2]		+	5.50%	+	3.97%	+	11.85%
Value of $10,000 Investment[3]			$10,550		$12,151		$30,642
Avg. Ann. Total Return (9/30/13)[4]		+	4.12%	+	8.56%	+	12.33%
Total Annual Operating Expenses[5]	2.56%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]							-5.53%
Aggregate Total Return[6]							-5.53%
Value of $10,000 Investment[3]							$9,447
Aggregate Total Return (9/30/13)4, 6							-1.15%
Total Annual Operating Expenses[5]	1.41%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	7.54%	+	27.69%	+	238.22%
Average Annual Total Return[2]		+	7.54%	+	5.01%	+	12.96%
Value of $10,000 Investment[3]			$10,754		$12,769		$33,822
Avg. Ann. Total Return (9/30/13)[4]		+	6.16%	+	9.64%	+	13.43%
Total Annual Operating Expenses[5]	1.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

Endnotes

All investments involve risks, including possible loss of principal. The government’s participation in the economy is still high and, therefore, the
Fund’s investments in China will be subject to larger regulatory risk levels compared to many other countries. In addition, special risks are asso-
ciated with international investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. Also, as a nondiversified Fund investing in China companies, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. It is designed for the aggressive portion of a well-
diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Source: © 2013 Morningstar. The MSCI Golden Dragon Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of China, Taiwan and Hong Kong.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 3/1/13	Value 8/31/13	Period* 3/1/13–8/31/13
Actual	$1,000	$906.10	$8.84
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35
Class C
Actual	$1,000	$902.80	$12.18
Hypothetical (5% return before expenses)	$1,000	$1,012.40	$12.88
Class R6
Actual (5/1/13–8/31/13)	$1,000	$944.70	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.07
Advisor Class
Actual	$1,000	$907.30	$7.40
Hypothetical (5% return before expenses)	$1,000	$1,017.44	$7.83

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.84%; C: 2.54%; R6: 1.39%; and Advisor: 1.54%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for Class R6 Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C and Advisor. The multiplier is 123/365 for Actual Class R6 expenses to reflect the number of days since inception.

14 | Annual Report

Templeton China World Fund

Financial Highlights

		Year Ended August 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$34.09	$37.62	$33.89	$29.91	$34.78
Income from investment operations[a]:
Net investment income[b]	0.41	0.56	0.25	0.17	0.48
Net realized and unrealized gains (losses)	2.11	(3.53)	3.90	4.23	(2.04)
Total from investment operations	2.52	(2.97)	4.15	4.40	(1.56)
Less distributions from:
Net investment income	(0.65)	(0.25)	(0.35)	(0.42)	(0.30)
Net realized gains	(0.18)	(0.31)	(0.07)	—	(3.01)
Total distributions	(0.83)	(0.56)	(0.42)	(0.42)	(3.31)
Net asset value, end of year	$35.78	$34.09	$37.62	$33.89	$29.91

Total return[c]	7.22%	(7.86)%	12.22%	14.76%	(1.10)%

Ratios to average net assets
Expenses	1.85%	1.87%	1.92%	2.02%	2.04%[d]
Net investment income	1.13%	1.56%	0.65%	0.54%	1.92%

Supplemental data
Net assets, end of year (000’s)	$429,085	$482,277	$550,539	$462,960	$404,877
Portfolio turnover rate	6.12%	7.13%	5.55%	9.94%	22.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton China World Fund

Financial Highlights (continued)

		Year Ended August 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.55	$37.02	$33.39	$29.58	$34.29
Income from investment operations[a]:
Net investment income (loss)[b]	0.16	0.28	(0.01)	(0.05)	0.30
Net realized and unrealized gains (losses)	2.04	(3.44)	3.83	4.17	(1.98)
Total from investment operations	2.20	(3.16)	3.82	4.12	(1.68)
Less distributions from:
Net investment income	(0.27)	—	(0.12)	(0.31)	(0.02)
Net realized gains	(0.18)	(0.31)	(0.07)	—	(3.01)
Total distributions	(0.45)	(0.31)	(0.19)	(0.31)	(3.03)
Net asset value, end of year	$35.30	$33.55	$37.02	$33.39	$29.58

Total return[c]	6.50%	(8.51)%	11.41%	13.97%	(1.77)%

Ratios to average net assets
Expenses	2.55%	2.56%	2.62%	2.71%	2.75%[d]
Net investment income (loss)	0.43%	0.87%	(0.05)%	(0.15)%	1.21%

Supplemental data
Net assets, end of year (000’s)	$123,220	$134,050	$169,667	$153,897	$135,688
Portfolio turnover rate	6.12%	7.13%	5.55%	9.94%	22.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton China World Fund

Financial Highlights (continued)

Period Ended
August 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$38.14
Income from investment operations[b]:
Net investment income[c]	0.68
Net realized and unrealized gains (losses)	(2.79)
Total from investment operations	(2.11)
Net asset value, end of period	$36.03

Total return[d]	(5.53)%

Ratios to average net assets[e]
Expenses	1.39%
Net investment income	1.59%

Supplemental data
Net assets, end of period (000’s)	$64,078
Portfolio turnover rate	6.12%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton China World Fund

Financial Highlights (continued)

		Year Ended August 31,
Advisor Class	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$34.33	$37.91	$34.13	$30.06	$35.03
Income from investment operations[a]:
Net investment income[b]	0.46	0.68	0.39	0.29	0.55
Net realized and unrealized gains (losses)	2.20	(3.58)	3.91	4.24	(2.08)
Total from investment operations	2.66	(2.90)	4.30	4.53	(1.53)
Less distributions from:
Net investment income	(0.80)	(0.37)	(0.45)	(0.46)	(0.43)
Net realized gains	(0.18)	(0.31)	(0.07)	—	(3.01)
Total distributions	(0.98)	(0.68)	(0.52)	(0.46)	(3.44)
Net asset value, end of year	$36.01	$34.33	$37.91	$34.13	$30.06

Total return	7.54%	(7.57)%	12.52%	15.12%	(0.84)%

Ratios to average net assets
Expenses	1.55%	1.57%	1.62%	1.71%	1.76%[c]
Net investment income	1.43%	1.86%	0.95%	0.85%	2.20%

Supplemental data
Net assets, end of year (000’s)	$240,826	$354,249	$368,992	$330,254	$268,107
Portfolio turnover rate	6.12%	7.13%	5.55%	9.94%	22.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton China World Fund

Statement of Investments, August 31, 2013

	Country	Shares	Value
Common Stocks 99.8%
Air Freight & Logistics 0.2%
Sinotrans Ltd., H	China	8,586,000	$2,125,933

Auto Components 1.7%
Cheng Shin Rubber Industry Co. Ltd.	Taiwan	5,735,003	14,747,370

Automobiles 8.2%
Chongqing Changan Automobile Co. Ltd., B	China	3,565,351	4,551,923
Dongfeng Motor Group Co. Ltd., H	China	13,005,478	18,046,625
Great Wall Motor Co. Ltd., H	China	7,386,345	37,625,657
Guangzhou Automobile Group Co. Ltd., H	China	1,124,493	1,151,422
Jiangling Motors Corp. Ltd., B	China	3,269,697	8,694,679
			70,070,306

Beverages 0.4%
Yantai Changyu Pioneer Wine Co. Ltd., B	China	1,051,262	3,470,630

Commercial Banks 10.2%
Bank of China Ltd., H	China	47,713,600	20,120,897
BOC Hong Kong (Holdings) Ltd.	Hong Kong	6,314,000	19,908,605
China Construction Bank Corp., H	China	38,608,926	28,330,706
Industrial and Commercial Bank of China Ltd., H	China	29,010,725	19,042,930
			87,403,138

Commercial Services & Supplies 0.0%†
[a,b] Integrated Waste Solutions Group Holdings Ltd.	China	7,317,000	128,330

Computers & Peripherals 1.8%
Asustek Computer Inc.	Taiwan	771,484	6,144,768
Simplo Technology Co. Ltd.	Taiwan	2,001,948	9,560,465
			15,705,233

Construction Materials 3.8%
Anhui Conch Cement Co. Ltd., H	China	1,614,000	5,213,972
Asia Cement China Holdings Corp.	China	12,893,271	6,052,320
[b] BBMG Corp., H	China	5,042,000	3,452,668
China National Building Material Co. Ltd.	China	16,450,000	15,125,608
Huaxin Cement Co. Ltd., B	China	2,449,516	3,135,380
			32,979,948

Distributors 1.4%
Dah Chong Hong Holdings Ltd.	China	15,234,563	11,611,141
Xinhua Winshare Publishing and Media Co. Ltd., H	China	1,405,000	704,828
			12,315,969

Diversified Telecommunication Services 0.5%
China Unicom (Hong Kong) Ltd.	China	2,930,168	4,443,828

Annual Report | 19

Templeton China World Fund

Statement of Investments, August 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Electric Utilities 2.5%
Cheung Kong Infrastructure Holdings Ltd.	Hong Kong	3,120,548	$21,107,352

Electronic Equipment, Instruments & Components 0.7%
Synnex Technology International Corp.	Taiwan	3,549,094	5,588,425

Energy Equipment & Services 0.0%†
Anhui Tianda Oil Pipe Co. Ltd., H	China	1,083,000	171,787

Food & Staples Retailing 13.7%
Beijing Jingkelong Co. Ltd., H	China	4,271,471	1,377,130
China Resources Enterprise Ltd.	China	5,108,000	14,557,961
Dairy Farm International Holdings Ltd.	Hong Kong	8,018,276	81,786,415
President Chain Store Corp.	Taiwan	2,797,259	19,524,016
			117,245,522

Food Products 1.6%
China Foods Ltd.	China	8,480,000	3,193,273
Shenguan Holdings Group Ltd.	China	6,944,300	2,776,180
Uni-President China Holdings Ltd.	China	6,067,400	5,187,684
Uni-President Enterprises Corp.	Taiwan	1,340,163	2,439,183
			13,596,320

Gas Utilities 1.2%
ENN Energy Holdings Ltd.	China	2,074,100	10,351,375

Health Care Providers & Services 0.5%
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	2,132,400	4,042,438

Hotels, Restaurants & Leisure 0.8%
SJM Holdings Ltd.	Hong Kong	2,784,000	7,151,810

Industrial Conglomerates 2.3%
Hopewell Holdings Ltd.	Hong Kong	3,942,500	12,532,740
Shanghai Industrial Holdings Ltd.	China	2,159,253	7,072,853
			19,605,593

Insurance 1.6%
AIA Group Ltd.	Hong Kong	2,893,500	12,668,368
China Life Insurance Co. Ltd., H	China	293,000	718,680
			13,387,048

Internet Software & Services 1.7%
[a] Baidu Inc., ADR	China	70,200	9,514,206
[a] Sohu.com Inc.	China	86,867	5,409,208
			14,923,414

IT Services 0.5%
Travelsky Technology Ltd., H	China	4,921,941	3,960,759

20 | Annual Report

Templeton China World Fund

Statement of Investments, August 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products 0.1%
Yorkey Optical International Cayman Ltd.	China	7,933,000	$705,901

Machinery 1.1%
[c] Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H	China	12,379,420	9,674,540

Marine 1.1%
[a] China Shipping Container Lines Co. Ltd., H	China	12,353,000	3,170,172
[a] China Shipping Development Co. Ltd., H	China	7,774,000	3,899,883
Sinotrans Shipping Ltd.	China	9,708,500	2,579,151
			9,649,206

Metals & Mining 0.8%
Jiangxi Copper Co. Ltd., H	China	3,770,043	7,263,640

Multiline Retail 0.2%
Springland International Holdings Ltd.	China	2,626,500	1,395,507

Oil, Gas & Consumable Fuels 21.5%
China Coal Energy Co. Ltd., H	China	5,449,000	3,211,371
China Petroleum and Chemical Corp., H	China	86,163,413	62,114,372
China Shenhua Energy Co. Ltd., H	China	5,787,500	17,987,278
CNOOC Ltd.	China	31,733,000	63,021,575
PetroChina Co. Ltd., H	China	32,074,403	34,869,326
Yanzhou Coal Mining Co. Ltd., H	China	3,094,000	2,753,131
			183,957,053

Paper & Forest Products 1.2%
Nine Dragons Paper Holdings Ltd.	China	15,481,000	10,521,242

Pharmaceuticals 1.2%
Tong Ren Tang Technologies Co. Ltd., H	China	3,196,000	10,571,863

Real Estate Management & Development 2.1%
Agile Property Holdings Ltd.	China	5,754,800	6,137,523
Cheung Kong (Holdings) Ltd.	Hong Kong	323,690	4,629,331
Soho China Ltd.	China	8,463,645	7,192,838
			17,959,692

Semiconductors & Semiconductor Equipment 7.1%
MediaTek Inc.	Taiwan	708,138	8,679,089
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	15,506,330	52,043,353
			60,722,442

Textiles, Apparel & Luxury Goods 1.1%
[c] Anta Sports Products Ltd.	China	7,302,855	9,436,649

Annual Report | 21

Templeton China World Fund
Statement of Investments, August 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Transportation Infrastructure 1.7%
COSCO Pacific Ltd.	China	8,243,797	$12,162,160
Sichuan Expressway Co. Ltd., H	China	7,418,000	2,008,924
			14,171,084
Wireless Telecommunication Services 5.3%
China Mobile Ltd.	China	4,200,270	45,148,177
Total Common Stocks (Cost $496,555,453)			855,699,524
Short Term Investments (Cost $6,722,209) 0.8%
[d] Investments from Cash Collateral Received for Loaned Securities
Money Market Funds 0.8%
[e] BNY Mellon Overnight Government Fund, 0.028%	United States	6,722,209	6,722,209
Total Investments (Cost $503,277,662) 100.6%			862,421,733
Other Assets, less Liabilities (0.6)%			(5,211,960)
Net Assets 100.0%			$857,209,773

See Abbreviations on page 38.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2013, the aggregate value of these securities was $3,580,998, representing 0.42% of net assets.
cA portion or all of the security is on loan at August 31, 2013. See Note 1(c).
dSee Note 1(c) regarding securities on loan.
eThe rate shown is the annualized seven-day yield at period end.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton China World Fund

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments in securities:
Cost	$503,277,662
Value (includes securities loaned in the amount of $ 6,185,719)	$862,421,733
Receivables:
Investment securities sold	5,003,281
Capital shares sold	424,735
Dividends	1,847,758
Other assets	202
Total assets	869,697,709
Liabilities:
Payables:
Capital shares redeemed	1,146,330
Management fees	955,710
Distribution fees	218,684
Transfer agent fees	268,198
Funds advanced by custodian	2,935,057
Payable upon return of securities loaned	6,722,209
Accrued expenses and other liabilities	241,748
Total liabilities	12,487,936
Net assets, at value	$857,209,773
Net assets consist of:
Paid-in capital	$459,197,093
Undistributed net investment income	9,714,133
Net unrealized appreciation (depreciation)	359,147,955
Accumulated net realized gain (loss)	29,150,592
Net assets, at value	$857,209,773

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Templeton China World Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013

Class A:
Net assets, at value	$429,085,376
Shares outstanding	11,992,859
Net asset value per share[a]	$35.78
Maximum offering price per share (net asset value per share ÷ 94.25%)	$37.96
Class C:
Net assets, at value	$123,220,214
Shares outstanding	3,490,268
Net asset value and maximum offering price per share[a]	$35.30
Class R6:
Net assets, at value	$64,078,258
Shares outstanding	1,778,580
Net asset value and maximum offering price per share	$36.03
Advisor Class:
Net assets, at value	$240,825,925
Shares outstanding	6,688,390
Net asset value and maximum offering price per share	$36.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton China World Fund

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013

Investment income:
Dividends (net of foreign taxes of $2,971,575)	$29,076,735
Income from securities loaned	873,139
Total investment income	29,949,874
Expenses:
Management fees (Note 3a)	11,345,358
Administrative fees (Note 3b)	1,710,873
Distribution fees: (Note 3c)
Class A	1,533,687
Class B	6,708
Class C	1,399,760
Transfer agent fees: (Note 3e)
Class A	809,952
Class B	1,087
Class C	224,432
Class R6	37
Advisor Class	539,738
Special servicing agreement fees (Note 9)	98,770
Custodian fees (Note 4)	299,851
Reports to shareholders	148,263
Registration and filing fees	157,548
Professional fees	83,051
Trustees’ fees and expenses	95,539
Other	28,410
Total expenses	18,483,064
Net investment income	11,466,810
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	45,433,006
Foreign currency transactions	70,229
Net realized gain (loss)	45,503,235
Net change in unrealized appreciation (depreciation) on:
Investments	11,981,337
Translation of other assets and liabilities denominated in foreign currencies	(959)
Net change in unrealized appreciation (depreciation)	11,980,378
Net realized and unrealized gain (loss)	57,483,613
Net increase (decrease) in net assets resulting from operations	$68,950,423

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton China World Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$11,466,810	$16,163,417
Net realized gain (loss) from investments and foreign currency transactions	45,503,235	(6,505,769)
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	11,980,378	(100,703,939)
Net increase (decrease) in net assets resulting from operations	68,950,423	(91,046,291)
Distributions to shareholders from:
Net investment income:
Class A	(8,755,208)	(3,473,640)
Class C	(1,024,682)	—
Advisor Class	(7,477,886)	(3,595,104)
Net realized gains:
Class A	(2,439,553)	(4,405,371)
Class B	(6,145)	(54,037)
Class C	(678,687)	(1,386,060)
Advisor Class	(1,696,402)	(3,035,843)
Total distributions to shareholders	(22,078,563)	(15,950,055)
Capital share transactions: (Note 2)
Class A	(74,604,872)	(15,607,499)
Class B	(2,355,970)	(5,783,763)
Class C	(17,659,321)	(20,318,520)
Class R6	68,066,473	—
Advisor Class	(135,765,938)	23,714,687
Total capital share transactions	(162,319,628)	(17,995,095)
Net increase (decrease) in net assets	(115,447,768)	(124,991,441)
Net assets:
Beginning of year	972,657,541	1,097,648,982
End of year	$857,209,773	$972,657,541
Undistributed net investment income included in net assets:
End of year	$9,714,133	$12,568,543

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton China World Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on

Annual Report | 27

Templeton China World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

28 | Annual Report

Templeton China World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical

Annual Report | 29

Templeton China World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

30 | Annual Report

Templeton China World Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	3,476,887	$133,463,199	3,838,887	$137,198,103
Shares issued in reinvestment of
distributions	275,173	10,638,180	222,893	7,453,536
Shares redeemed	(5,906,491)	(218,706,251)	(4,548,326)	(160,259,138)
Net increase (decrease)	(2,154,431)	$(74,604,872)	(486,546)	$(15,607,499)
Class B Shares[a]:
Shares sold	252	$9,134	2,744	$93,300
Shares issued in reinvestment of
distributions	129	5,032	1,406	46,849
Shares redeemed	(61,913)	(2,370,136)	(169,148)	(5,923,912)
Net increase (decrease)	(61,532)	$(2,355,970)	(164,998)	$(5,783,763)
Class C Shares:
Shares sold	846,257	$31,873,403	729,993	$25,726,758
Shares issued in reinvestment of
distributions	36,929	1,415,482	34,168	1,130,278
Shares redeemed	(1,388,071)	(50,948,206)	(1,352,071)	(47,175,556)
Net increase (decrease)	(504,885)	$(17,659,321)	(587,910)	$(20,318,520)
Class R6 Shares[b]:
Shares sold[c]	1,958,459	$74,695,642
Shares redeemed	(179,879)	(6,629,169)
Net increase (decrease)	1,778,580	$68,066,473
Advisor Class Shares:
Shares sold	2,302,198	$87,836,473	2,962,061	$108,093,107
Shares issued in reinvestment of
distributions	155,202	6,024,932	140,853	4,732,656
Shares redeemed[c]	(6,088,349)	(229,627,343)	(2,517,931)	(89,111,076)
Net increase (decrease)	(3,630,949)	$(135,765,938)	584,983	$23,714,687

aEffective March 22, 2013, all Class B shares were converted to Class A.
bFor the period May 1, 2013 (effective date) to August 31, 2013.
cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

Annual Report | 31

Templeton China World Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Effective July 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to July 1, 2013, the Fund paid fees to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective July 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.

Prior to July 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

32 | Annual Report

Templeton China World Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$209,970

CDSC retained	$73,588

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2013, the Fund paid transfer agent fees of $1,575,246, of which $757,167 was retained by Investor Services.

Annual Report | 33

Templeton China World Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no expenses waived during the year ended August 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended August 31, 2013, the Fund utilized $6,810,673 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$17,257,776	$7,757,723
Long term capital gain	4,820,787	8,192,332
	$22,078,563	$15,950,055

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$505,896,272

Unrealized appreciation	$410,189,667
Unrealized depreciation	(53,664,206)
Net unrealized appreciation (depreciation)	$356,525,461

Undistributed ordinary income	$10,549,753
Undistributed long term capital gains	30,933,582
Distributable earnings	$41,483,335

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

34 | Annual Report

Templeton China World Fund

Notes to Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $60,466,484 and $233,056,321, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in securities of “China companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People’s Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

9. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TAML. For the year ended August 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At August 31, 2013, 7.43% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

Annual Report | 35

Templeton China World Fund

Notes to Financial Statements (continued)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2013, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

36 | Annual Report

Templeton China World Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)
A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Commercial Services & Supplies	$—	$—	$128,330	$128,330
Construction Materials	29,527,280	3,452,668	—	32,979,948
All Other Equity Investments[a]	822,591,246	—	—	822,591,246
Short Term Investments	—	6,722,209	—	6,722,209
Total Investments in Securities	$852,118,526	$10,174,877	$128,330	$862,421,733
[a]For detailed categories, see the accompanying Statement of Investments.
A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, the FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

Annual Report | 37

Templeton China World Fund

Notes to Financial Statements (continued)

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

38 | Annual Report

Templeton China World Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton China World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton China World Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

Annual Report | 39

Templeton China World Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,820,786 as a long term capital gain dividend for the fiscal year ended August 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,142,513 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.1264	$0.7210	$0.1519
Class B	$0.1264	$—	$—
Class C	$0.1264	$0.4392	$0.0925
Advisor Class	$0.1264	$0.8303	$0.1749

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

40 | Annual Report

Templeton China World Fund

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limita-
tion calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 41

Templeton China World Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1993	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1999	27	Talon Metals Corp. (mining explo-
300 S.E. 2nd Street				ration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee		products) (1994-2013), RTI
		since 2007		International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

42 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business commu-
300 S.E. 2nd Street				nications provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1999	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Annual Report | 43

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

44 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor, The Chater House	Chief Executive	1993 and Chief
8 Connaught Road Central	Officer –	Executive Officer –
Hong Kong	Investment	Investment
	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and
formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group
of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Annual Report | 45

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

46 | Annual Report

Templeton China World Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees, including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

Annual Report | 47

Templeton China World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report showed the performance of the Fund’s Class A shares for the one-year period ended February 28, 2013, as well as the eight full previous years ended such date since its conversion to an open-end fund in comparison with a performance universe consisting of the Fund and all retail and institutional China region funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quin-tile of such performance universe, but on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three- and five-year periods. The Board discussed

48 | Annual Report

Templeton China World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

with management the reasons for the Fund’s underperformance for the one-year period, but found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense group was composed of eight funds, including the Fund, and the expense comparisons showed the Fund’s contractual investment management fee rate to be the second highest of such expense group, but within 17 basis points of the expense group median, and its actual total expense ratio to be the third highest in such expense group, but within four basis points of its median. The Board found such expenses to be acceptable in view of the Fund’s good longer term performance and cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff, and the depth of the Manager’s physical presence and coverage in the geographical area in which the Fund invests.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in

Annual Report | 49

Templeton China World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Fund is charged a fee for administrative services at the rate of 0.20% of its net assets as well as a separate fee for investment management advisory services at the rate of 1.10% on the first $1 billion of Fund net assets; 1.05% on the next $4 billion of Fund net assets; 1.00% on the next $5 billion of Fund net assets; 0.95% on the next $5 billion of Fund net assets; 0.90% on the next $5 billion of Fund net assets; and 0.85% on Fund net assets in excess of $20 billion. At December 31, 2012, the Fund had net assets of approximately $1.05 billion and to the extent economies of scale may be realized by the Manager and its affiliates from growth of the Fund, the Board believed the schedule of management fees provides a sharing of benefits with the Fund and its shareholders.

In addition to the investment advisory services provided the Fund under its investment management agreement, administrative services are provided under a separate agreement at a fixed charge of 20 basis points. At the May 21, 2013, Board meeting, the Board eliminated the separate agreement and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

50 | Annual Report

Templeton China World Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 51

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,269 for the fiscal year ended August 31, 2013 and $48,113 for the fiscal year ended August 31, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,100 for the fiscal year ended
August 31, 2013 and $54,600 for the fiscal year ended August 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended
August 31, 2013 and $383 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the fund
Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended August 31, 2013 and $152,067 for the fiscal year ended August
31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $42,294 for the fiscal year ended August 31, 2013 and $207,050 for the fiscal year ended August 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities
Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By /s/ LAURA F. FERGERSON
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date: October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date: October 28, 2013

By /s/ MARK H. OTANI
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date: October 28, 2013